UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 26, 2013

SEACOR Holdings Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12289	13-3542736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 Eller Drive, Fort Lauderdale, Florida		33316
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(954) 523-2200
Not Applicable
____________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a meeting of the Board of Directors (the "Board") of SEACOR Holdings Inc. (the "Company") held on June 26, 2013, the Board amended and restated the By-Laws of the Company by adding a new Article XIV, which reads in its entirety as follows:

"ARTICLE XIV

FORUM FOR ADJUDICATION OF DISPUTES

Unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company's stockholders, (c) any action asserting a claim arising pursuant to any provision of the DGCL or (d) any action asserting a claim governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and consented to the provisions of this Article XIV."

A copy of the Fifth Amended and Restated By-Laws in their entirety is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2013 Annual Meeting of Stockholders of the Company held on June 26, 2013, stockholders voted on proposals to: (i) elect directors to the Board, (ii) approve the compensation of executives as disclosed in the proxy statement for such meeting (a non-binding advisory resolution) and (iii) ratify the appointment of Ernst & Young, LLP as the Company's independent registered accounting firm.

All nominees for election to the Board were elected for a term that will continue until the next annual meeting of stockholders or until the director's successor has been duly elected and qualified (or the director's earlier resignation, death or removal).  The proposal to approve the compensation of executives, as disclosed in the Company's proxy statement, through an advisory resolution was approved. The stockholders' vote ratified the appointment of the Company's independent registered accounting firm.

The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each proposal, as applicable, is set forth below. The Company's independent inspector of election reported the final vote of the stockholders as follows:

Election of Directors

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Charles Fabrikant	17,784,551	367,535	854,492
Pierre de Demandolx	17,944,229	207,857	854,492
Oivind Lorentzen	18,031,141	120,945	854,492
Andrew R. Morse	17,945,060	207,026	854,492
R. Christopher Regan	17,261,212	890,874	854,492
Steven J. Wisch	18,132,702	19,384	854,492

Approval of Compensation of Executives
(Non-Binding Advisory Resolution)

Votes For	Votes Against	Abstain	Broker Non-Votes
16,488,938	1,295,670	367,479	854,491

Ratification of Ernst & Young LLP as the Company's Independent Registered Accounting Firm

Votes For	Votes Against	Abstain	Broker Non-Votes
18,920,049	83,256	3,272	—

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
3.1	Fifth Amended and Restated By-Laws of SEACOR Holdings Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOR Holdings Inc.

By: /s/ Paul L. Robinson
Name:     Paul L. Robinson

Title:	Senior Vice President, General Counsel
and Corporate Secretary

Date:  June 28, 2013

EXHIBIT INDEX

Exhibit No.	Description
3.1	Fifth Amended and Restated By-Laws of SEACOR Holdings Inc.